SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of the Securities and Exchange
                                   Act of 1934

         Date of Report (Date of Earliest Event Reported): July 1, 1997

                                 ARCH COAL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                  1-13105                             43-0921172
            (Commission File No.)                 (I.R.S. Employer
                                                  Identification No.)

                                  CityPlace One
                                    Suite 300
                            St. Louis, Missouri 63141
          (Address of Principal Executive Offices, including Zip Code)

                                (314) 994-2700
             (Registrant's telephone number, including area code)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On July 1, 1997, the Board of Directors of the Registrant engaged Ernst & Young LLP, to act as the Registrant's independent certified public accountant. Ernst & Young LLP replaces Arthur Andersen LLP who was dismissed on July 1, 1997. Ernst & Young acts as the independent accountant for Ashland Inc., the majority stockholder of the Registrant who will be consolidating the financial statements of the Registrant as a consequence of the July 1, 1997 business combination of the Registrant and Ashland Coal, Inc. Arthur Andersen's report on the Registrant's financial statements for the fiscal year ended December 31, 1996 and 1995 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Registrant and Arthur Andersen on any matter of accounting principles or articles, financial statement disclosure or auditing scope or procedures during such fiscal years.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Letter of Arthur Andersen & Co. LLP filed pursuant to Regulation S-K, item 304(a)(3).


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                                   SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in St. Louis, State of Missouri, on July 3, 1997.

                                          ARCH COAL, INC.

                                          By:  /s/ Jeffry N. Quinn
                                                -------------------
                                                Jeffry N. Quinn
                                                Senior Vice President